UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 23, 2021

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38824	82-1476189
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

19951 Mariner Avenue, Torrance, California 90503

(Address of principal executive offices) (Zip Code)

(424) 271-2144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.08   Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01   Other Events

Canoo Inc. (the “Company”) currently plans to hold its 2021 Annual Meeting of Stockholders on June 16, 2021. Shareholders of record at the close of business on Friday, April 23, 2021 will be entitled to vote at the 2021 Annual Meeting of Stockholders. The time and location of the Annual Meeting will be as set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission.

Pursuant to the provisions of the Company’s Amended and Restated Bylaws, for any stockholder to propose business (other than pursuant to and in compliance with Exchange Act Rule 14a-8) or make a nomination before the annual meeting, the stockholder must deliver notice to the Corporate Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary date of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the annual meeting and not later than the later of (x) the close of business on the 90th day before the annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. Because the Company did not hold an annual meeting last year, the Company has determined that the date by which stockholders must deliver such notice for the purposes of the 2021 Annual Meeting of Stockholders is May 3, 2021, which is 10 days after the filing of this Current Report on Form 8-K. Pursuant to Rule 14a-8, for a stockholder to submit a proposal for inclusion in the Company’s proxy materials for the 2021 Annual Meeting of Stockholders, the stockholder must comply with the requirements set forth in Rule 14a-8 including with respect to the subject matter of such proposal and must deliver the proposal and all required documentation to the Company a reasonable time before the Company begins to print and send its proxy materials for the meeting. For the purposes of the 2021 Annual Meeting of Stockholders, the Company has determined that May 3, 2021 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. The public announcement of an adjournment or postponement of the 2021 Annual Meeting date will not commence a new time period (or extend any time period) for giving such notice under the Amended and Restated Bylaws or submitting a proposal pursuant to Rule 14a-8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2021	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary